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                                                                    Exhibit 99.1

                    EVANS SYSTEMS, INC. AND ITS SUBSIDIARIES

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Evans System, Inc. (the "Company") on Form 10-Q for the three and six month periods ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Blair R. Couey, President and Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Blair R. Couey
-------------------------------------
Blair R. Couey
President and
Chief Executive Officer
and Acting Chief Financial Officer

May 13, 2003